Exhibit 99.1

Mustang Bio Regains Compliance with Nasdaq Capital Market Requirement

WALTHAM, Mass., March 5, 2025 (GLOBE NEWSWIRE) -- Mustang Bio, Inc. (“Mustang” or the “Company”) (Nasdaq: MBIO) today announced that it has received notice from The Nasdaq Stock Market LLC (“Nasdaq”) informing the Company that it has regained compliance with the Nasdaq Capital Market’s minimum stockholders’ equity requirement as required by Nasdaq Listing Rule 5550(b)(1).

On February 26, 2025, Mustang received formal notice from Nasdaq confirming that the Company has satisfied the minimum stockholders’ equity requirement as set forth in Nasdaq Listing Rule 5550(b)(1). As previously disclosed, the Company regained compliance with the minimum bid price requirement under Nasdaq Listing Rule 5550(a)(2) for continued listing. Therefore, Mustang now meets all Nasdaq Capital Market listing requirements for continued listing, and the matters are now closed.

About Mustang Bio

Mustang Bio, Inc. is a clinical-stage biopharmaceutical company focused on translating today’s medical breakthroughs in cell therapies into potential cures for difficult-to-treat cancers. Mustang aims to acquire rights to these technologies by licensing or otherwise acquiring an ownership interest, to fund research and development, and to outlicense or bring the technologies to market. Mustang has partnered with top medical institutions to advance the development of CAR-T therapies. Mustang’s common stock is registered under the Securities Exchange Act of 1934, as amended, and Mustang files periodic reports with the SEC. Mustang was founded by Fortress Biotech, Inc. (Nasdaq: FBIO). For more information, visit www.mustangbio.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. Such statements, which are often indicated by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “goal,” “intend,” “look forward to,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions. The Company’s forward-looking statements, include, but are not limited to, statements regarding the Company’s future compliance with Nasdaq’s continued listing requirements, any statements relating to our growth strategy and product development programs, including the timing of and our ability to make regulatory filings such as investigational new drug (IND) applications and other applications and to obtain regulatory approvals for our product candidates, statements concerning the potential of therapies and product candidates and any other statements that are not historical facts. Actual events or results may differ materially from those described in this press release due to a number of risks and uncertainties. Risks and uncertainties include, among other things, our need for substantial additional funds in the near future; risks that any actual or potential clinical trials may not initiate or complete in sufficient timeframes to advance the Company’s corporate objectives, or at all, or that any promising early results obtained therefrom may not be replicable; disruption from the sale of the Company’s manufacturing facility making it more difficult to maintain business and operational relationships; negative effects of Company announcements on the market price of the Company’s common stock; the development stage of the Company’s primary product candidates; the Company’s ability to obtain, perform under, and maintain financing and strategic agreements and relationships; risks relating to the results of research and development activities; risks relating to the timing of starting and completing clinical trials; uncertainties relating to preclinical and clinical testing; our dependence on third-party suppliers; our ability to attract, integrate and retain key personnel; the early stage of products under development; government regulation; patent and intellectual property matters; competition; as well as other risks described in Part I, Item 1A, “Risk Factors,” in our Annual Report on Form 10-K filed on March 11, 2024, subsequent Quarterly Reports on Form 10-Q, and our other filings we make with the SEC. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Company Contacts:

Jaclyn Jaffe and Nicole McCloskey

Mustang Bio, Inc.

(781) 652-4500

ir@mustangbio.com

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